                        SUPERIOR ENERGY SERVICES, INC.
                           (A DELAWARE CORPORATION)



                                 COMMON STOCK



                            UNDERWRITING AGREEMENT



DATED:   NOVEMBER ___, 1997

                         SUPERIOR ENERGY SERVICES, INC.

                             UNDERWRITING AGREEMENT

                                                            November ___, 1997

JOHNSON RICE & COMPANY L.L.C.
JEFFERIES & COMPANY, INC.
GAINES, BERLAND INC.
   As Representatives of the Several
     Underwriters Named in Schedule A hereto
c/o Johnson Rice & Company L.L.C.
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

Dear Sirs:

    Superior Energy Services, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (collectively, the "Underwriters") an aggregate of 3,900,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company (the "Firm Company Shares") and the persons named on Schedule B hereto (the "Selling Stockholders") propose to sell to the Underwriters an aggregate of 2,100,000 shares of Common Stock (the "Firm Selling Stockholder Shares"). The Firm Company Shares and the Firm Selling Stockholder Shares are collectively referred to herein as the "Firm Shares". The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter.

    The Selling Stockholders also grant to the Underwriters the option described in Section 3 to purchase, on the same terms as the Firm Shares, up to 900,000 additional shares of Common Stock (the "Option Shares") solely to cover over-allotments. The Firm Shares, together with all or any part of the Option Shares, are collectively herein called the "Shares."

     Section 1. Representations and Warranties of the Company The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-39205) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the applicable rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission"), and has been filed with the Commission; and such amendments to such registration statement as may have been required prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, and the exhibits, financial statements and schedules, as amended and revised, have been delivered to you. The Company has prepared in the same manner, and proposes so to file with the Commission, one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) if the Company does not rely on Rule 434 of the 1933 Act, a final prospectus in accordance with Rules 430A and 424(b) of the 1933 Act Regulations or (iii) if the Company relies on Rule 434 of the 1933 Act, a term sheet relating to the Shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the 1933 Act. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As filed, such amendment, any registration statement filed pursuant to Rule 462(b) of the 1933 Act and any term sheet and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company shall have previously advised you in writing would be included or made therein.

          The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information contained in any Prospectus and any Term Sheet (as hereinafter defined) and deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean (a) if the Company relies on Rule 434 of the 1933 Act Regulations, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the 1933 Act Regulations, together with the Preliminary Prospectus identified therein that such Term Sheet supplements or (b) if the Company does not rely on Rule 434 of the 1933 Act Regulations, the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or, if no filing pursuant to Rule 424(b) of the 1933 Act Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such Registration Statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration

    Statement when it becomes effective. The term "462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the 1933 Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the 1933 Act Regulations. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities or blue sky authority of any jurisdiction, and each Preliminary Prospectus and any amendment or supplement thereto, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

          (c) When the Registration Statement and any 462(b) Registration Statement shall become effective, when any Term Sheet that is part of the Prospectus is filed with the Commission pursuant to Rule 434, when any Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement or any 462(b) Registration Statement becomes effective, and when any supplement to the Prospectus or any Term Sheet is filed with the Commission and at the Closing Time and Date of Delivery (as hereinafter defined), (i) the Registration Statement, the 462(b) Registration Statement, the Prospectus, the Term Sheet and any amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations, and (ii) neither the Registration Statement, the 462(b) Registration Statement, the Prospectus, any Term Sheet nor any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole.

          (e) All of the Company's subsidiaries are named on Schedule C (each a "Subsidiary" and collectively the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation with all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business as described in the Registration Statement and the Prospectus requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and such Subsidiaries, taken as a whole.

          (f) The Company has full corporate right, power and authority to enter into this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relating to or affecting creditors' rights, or by general principles of equity whether considered at law or at equity and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

          (g) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby has been made or obtained and is in full force and effect, except as may be required under applicable state securities laws.

          (h) Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving of notice or the passage of time or both) constitute a default under the charter or bylaws of the Company or the Subsidiaries, respectively, or under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiaries, respectively, is a party or to which the Company or the Subsidiaries, respectively, any of their respective properties or other assets is subject; or any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

          (i) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued, if not already outstanding, and delivered against payment therefor as provided in this Agreement, the Shares will be duly and validly issued, fully paid and nonassessable. No preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived; and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived.

          (j) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Company's capital stock contained in the Prospectus.

          (k) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly through another Subsidiary by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, other than as provided by the Bank Credit Facility (as defined in the Registration Statement). Other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

          (l) Except as disclosed in the Prospectus, there are no outstanding
    (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

          (m) The Company and the Subsidiaries have good and marketable title to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus, and except pursuant to a Security Agreement entered into by and between the Company and the former owners of Sub-Surface Tools, Inc., or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

          (n) The financial statements of the Company and its consolidated Subsidiaries included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the results of operations and cash flows for the Company and its consolidated Subsidiaries for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements of Stabil Drill Specialities, Inc. ("Stabil Drill") included in the Registration Statement and Prospectus present fairly the financial position of Stabil Drill as of the dates indicated and the results of operations and cash flows for Stabil Drill for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. The financial statements of Sub-Surface Tools, Inc. ("Sub-Surface") included in the Registration Statement and Prospectus present fairly the financial position of Sub-Surface as of the dates indicated and the results of operations and cash flows for Sub-Surface for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis. The financial statement schedules included in the Registration Statement and the historical financial amounts in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Data", "Capitalization" and "Selected Consolidated Financial Data" fairly present the information shown therein and have been compiled on a basis consistent with the historical financial statements included in the Registration Statement and the Prospectus. The unaudited pro forma financial information (including the related notes) included in the Prospectus or any Preliminary Prospectus complies as to form in all material respects to the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable. Such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified.

          (o) KPMG Peat Marwick L.L.P., who have examined and are reporting upon the audited financial statements and schedules of the Company, Stabil Drill and Sub-Surface included in the Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.

          (p) None of the Company or the Subsidiaries has sustained, since December 31, 1996, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company, or the Subsidiaries, or (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of the Company or the Subsidiaries.

          (q) Neither the Company nor its Subsidiaries is in violation of its respective charter, or by-laws, and no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, term, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject. None of the Company or its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect on the financial position, results of operations or business of the Company and the Subsidiaries, taken as a whole.

          (r) There is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators that is required to be described in the Registration Statement or the Prospectus but is not described as required.

          (s) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference as required.

          (t) The Company owns, possesses or has obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities or other entities as are necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, or as contemplated in the Prospectus to be conducted, and the Company has not received any notice of proceedings relating to revocation or modification of any such licenses, permits, franchises, certificates, consents, orders, approvals or authorizations.

          (u) The Company owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company to conduct its business as described in the Prospectus, and the Company has not received notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company.

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
    (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and, none of the Company, the Subsidiaries, or any employee or agent thereof, has made any payment of funds of the Company or the Subsidiaries, or received or retained any funds and no funds of the Company or the Subsidiaries have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

          (w) Each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which if determined adversely to any such entity, could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of any such entity, respectively. All tax liabilities are adequately provided for on the respective books of such entities.

          (x) The Company and its Subsidiaries maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (y) Each of the Company, the Subsidiaries, and their officers, directors or affiliates has not taken and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

          (z) The Company is not, will not become as a result of the transactions contemplated hereby, or will not conduct its respective businesses in a manner in which the Company would become, "an investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     Section 2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

          (a) Such Selling Stockholder has duly executed and delivered this Agreement and this Agreement constitutes the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws of general applicability relative to or affecting creditors' rights generally or by general principles of equity whether considered at law or equity and except to the extent enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

          (b) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Stockholder or the consummation of the transactions contemplated by this Agreement, except the registration of such Shares under the 1933 Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

          (c) The sale of the Shares to be sold by such Selling Stockholder and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or to which any of its properties or assets is subject, nor will such action conflict with or violate any provision of the charter or bylaws of such Selling Stockholder or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of such Selling Stockholder's properties or assets.

          (d) Such Selling Stockholder has good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

          (e) Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action that is designed to, or that might reasonably be expected to, cause or result in or constitute the stabilization or manipulation of any security of the Company or to facilitate the sale or resale of the Shares.

     Section  3.   Sale and Delivery of the Shares to the Underwriters; Closing

          (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters the Firm Company Shares, and each of the Selling Stockholders agrees to sell to each of the Underwriters the number of Firm Selling Stockholder Shares set forth opposite the name of such Selling Stockholder under the caption "Number of Firm Shares to be Sold" in Schedule B, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at the Closing Time (as defined below), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A (the proportion which each Underwriter's share of the total number of the Firm Shares bears to the total number of Firm Shares is hereinafter referred to as such Underwriter's "underwriting obligation proportion"), at a purchase price of $_____ per share.

          (b) In addition, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Selling Stockholders hereby grant an option to the Underwriters to purchase, severally and not jointly, up to an additional 900,000 Option Shares at the same purchase price as shall be applicable to the Firm Shares. In the event that the Underwriters exercise such option for the full number of Option Shares, each Selling Stockholder will sell to the Underwriter the number of Option Shares set forth opposite the name of such Selling Stockholder under the caption "Number of Option Shares to be Sold" in Schedule B. In the event that the Underwriters exercise such option for 772,494 Option Shares or less, then Terence E. Hall shall sell to the Underwriters such number of Option Shares. In the event that the Underwriters exercise such option for more than 772,494 Option Shares but less than the full number of Option Shares, (i) Terence E. Hall shall sell to the Underwriters 772,494 Option Shares and (ii) the Selling Stockholders (including Terence E. Hall) shall sell to the Underwriters a number of Option Shares equal to the difference between the number of Option Shares as to which the Underwriters have exercised such option and 772,494 (the "Remaining Exercised Option Shares"), with each such Selling Stockholder to sell that number of Option Shares as shall be equal to his proportionate share of Remaining Exercised Option Shares as determined by the relation by which the number of Option Shares set forth opposite the name of such Selling Stockholder bears to 127,506. The option hereby granted will expire if not exercised within the thirty (30) day period after the date of the Prospectus by giving written notice to the Company. The option granted hereby may be exercised in whole or in part (but not more than once) by you, as representatives of the Underwriters, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment therefor and of issuance and delivery thereof. Such time and date of payment, issuance and delivery (the "Date of Delivery") shall be determined by you but shall not be later than three full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

          (c) Payment of the purchase price for and delivery of certificates in definitive form representing the Firm Shares shall be made at the offices of Johnson Rice & Company L.L.C., 639 Loyola Avenue, Suite 2775, New Orleans, Louisiana 70113 or at such other place as shall be agreed upon by the Company and you, at 10:00 a.m. New York time, either (i) on the third full business day after the execution of this Agreement, or (ii) at such other time not more than ten full business days thereafter as you and the Company shall determine (unless, in either case, postponed pursuant to the term hereof), (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of certificates in definitive form representing the Option Shares shall be made at the offices of Johnson Rice & Company L.L.C. in the manner set forth above, or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company and the Selling Stockholders. Payment for the Firm Shares and the Option Shares shall be made to the Company and the Selling Stockholders by wire transfer in same-day funds to the accounts designated to the Underwriters in writing by the Company against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

          (d) The certificates representing the Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates representing the Shares will be made available at the offices of Johnson Rice & Company L.L.C. or at such other place as Johnson Rice & Company L.L.C. may designate for examination and packaging not later than 10:00 a.m. New York time at least one full business day prior to the Closing Time or the Date of Delivery, as the case may be.

          (e) After the Registration Statement becomes effective, you intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares you may in your discretion vary the public offering price.

     Section 4. Certain Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective (if not yet effective at the date and time that this Agreement is executed and delivered by the parties hereto). If the Company elects to rely upon Rule 430A of the 1933 Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Act Regulations, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b), or a Term Sheet pursuant to and in accordance with Rule 434, within the time period prescribed. If the Company elects to rely upon Rule 462(b), the Company shall file a 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee. The Company will notify you immediately, and confirm the notice in writing, (i) when the Registration Statement, 462(b) Registration Statement or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or 462(b) Registration Statement or amend or supplement the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

          (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) to the Prospectus, if the Company has not elected to rely upon Rule 430A, (ii) if the Company has elected to rely upon Rule 430A, to either the Prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus filed in accordance with Rule 424(b) or any Term Sheet filed in accordance with Rule 434, or (iii) if the Company has elected to rely upon Rule 462(b), to any 462(b) Registration Statement in any case if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall object to such amendment or supplement.

          (c) The Company has furnished or will furnish to you, at its expense, as soon as available, four copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto.

          (d) The Company will deliver to each Underwriter, at the Company's expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, at the Company's expense, as soon as the Registration Statement shall have become effective and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus or any Term Sheet in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus or any Term Sheet as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus or any Term Sheet is delivered, not misleading, or, if for any reason it shall be necessary during such same period to amend or supplement the Prospectus or any Term Sheet in order to comply with the 1933 Act or the rules and regulations thereunder, the Company will notify you and upon your request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or any Term Sheet or a supplement to the Prospectus or any Term Sheet or an amendment or supplement to any such incorporated document which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus or any Term Sheet, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus or any Term Sheet complying with Section 10(a)(3) of the 1933 Act.

          (e) The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to make any undertakings in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

          (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the Registration Statement" (as defined in Rule 158(c) of the 1933 Act Regulations), an earnings statement (in reasonable detail but which need not be audited) complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

          (g) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."

          (h) During a period of five years after the date hereof, the Company will furnish to you: (i) concurrently with furnishing to its securityholders, copies of any statements of operations of the Company for each of the first three quarters furnished to the Company's securityholders; (ii) concurrently with furnishing to its securityholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of securityholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (iii) as soon as they are available, copies of all reports (financial or otherwise) mailed to securityholders; and (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. (the "NASD"). During such five-year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant subsidiary that is not so consolidated.

          (i) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, the Company will not, without the prior written consent of Johnson Rice & Company L.L.C. offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, or announce any offer, pledge, sale, grant of any option to purchase or other disposition of, directly or indirectly, any shares of Common Stock or securities convertible into, exercisable for or exchangeable for shares of Common Stock, except as provided in Section 3 of this Agreement, pursuant to the Company's 1995 Stock Incentive Plan or in connection with acquisitions of businesses or assets by the Company.

          (j) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (k) The Company will cause the Shares to be listed, subject to notice of issuance, on the Nasdaq Stock Market and will use commercially reasonable best efforts to maintain the listing of the Shares on the Nasdaq Stock Market.

          (l) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (m) The Company will not, and will use its best efforts to cause its officers, directors and affiliates not to, in violation of Regulation M of the 1934 Act Regulations, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

          (n) If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to consult with you concerning the substance and dissemination of a press release or other public statement responding to or commenting on such rumor, publication or event.

     Section 5. Covenants of the Selling Stockholders. The Selling Stockholders covenant and agree with each of the Underwriters that the Selling Stockholders will not, in violation of Regulation M of the 1934 Act Regulations,
(i) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

     Section 6. Payment of Expenses. The Company will pay and bear all costs, fees and expenses incident to the performance of its obligations under this Agreement (excluding fees and expenses of counsel for the Underwriters, except as specifically set forth below), including (a) the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses, the Prospectus and any Term Sheet and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the certificates representing the Shares, the memoranda relating to compliance with state securities laws ("Blue Sky Memoranda") and any instruments relating to any of the foregoing, (c) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters), (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Shares under the applicable state securities laws in accordance with the terms of this Agreement, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Memoranda, (f) all costs, fees and expenses in connection with the notification to the Nasdaq Stock Market of the proposed issuance of the Shares, (g) filing fees relating to the review of the offering by the NASD, (h) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Part II of the Registration Statement, (i) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public, and (j) all other costs and expenses incident to the performance of the Company's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications.

    If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of default by any of the Underwriters, the Company will reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses, including fees and disbursements of Underwriters' counsel, reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Shares.

     Section 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for (i) the Firm Shares that they have respectively agreed to purchase pursuant to this Agreement (and any Option Shares as to which the option granted in Section 3 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) at the Closing Time and (ii) the Option Shares at the Date of Delivery of the Option Shares, are subject to the accuracy of the representations and warranties of the Company contained herein as of the Closing Time or the Date of Delivery, as the case may be, and to the accuracy of the representations and warranties of the Company contained in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 p.m. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 p.m. New York time on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; if the Company has elected to rely upon Rule 462(b), the 462(b) Registration Statement shall have become effective by 10:00 p.m. New York time, Washington, D.C. time, on the date of this Agreement; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a Prospectus or a Term Sheet containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) At the Closing Time, you shall have received a favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

        (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus. The Company is qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions in which the ownership or leasing of the Company's properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

        (ii) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation. Each such entity has all requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. Each such entity is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

        (iii) The Company has the corporate power and authority to enter into this Agreement, to issue, sell and deliver the Shares as provided herein and to consummate the transactions contemplated herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Underwriters, constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights or by general principles of equity whether considered at law or in equity, except to the extent that enforcement of the indemnification provisions set forth in Section 8 of this Agreement may be limited by federal or state securities laws or the public policy underlying such laws and except that no opinion need be expressed as to the effect of the first sentence of Section 15 of this Agreement as to the laws of the State of Louisiana.

        (iv) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby, has been made or obtained and is in full force and effect, except such as may be necessary under state securities laws or required by the NASD in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need express no opinion.

        (v) Neither the issuance, sale and delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will conflict with or result in a breach or violation of any of the terms and provisions of, or (with or without the giving notice or the passage of time or both) constitute a default under,
              (i) the charter or by-laws of the Company or the Subsidiaries, respectively, or, to such counsel's knowledge after due inquiry, under any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiaries, respectively, is a party or to which the Company or the Subsidiaries, respectively, any of their respective properties or other assets, is subject, (ii) to such counsel's knowledge, any applicable statute, judgment, decree, order, rule or regulation of any court or governmental agency or body, or (iii) to such counsel's knowledge, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or the Subsidiaries, respectively.

        (vi) The Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus under the heading "Description of Capital Stock."

       (vii) The Shares to be issued and sold to the Underwriters hereunder have been validly authorized by the Company. When issued, if not already outstanding, and delivered against payment therefor as provided in this Agreement, such shares will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of shareholders exist with respect to any of the Shares which have not been satisfied or waived. To such counsel's knowledge, no person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived. The form of certificates evidencing the Shares complies with all applicable requirements of Delaware law.

      (viii) The Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of shareholders.

        (ix) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to such counsel's knowledge after due inquiry, are owned directly, or indirectly through another Subsidiary, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever except security interests disclosed in the Prospectus and as provided by the Bank Credit Facility. To such counsel's knowledge after due inquiry, other than the Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

        (x) Except as disclosed in the Prospectus, to such counsel's knowledge after due inquiry, there are no outstanding (i) securities or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options.

        (xi) Neither the Company nor its Subsidiaries is in violation of their respective charters or by-laws, and, to such counsel's knowledge after due inquiry, no material default exists, and no event has occurred nor state of facts exist which, with notice or after the lapse of time to cure or both, would constitute a material default in the due performance and observance of any obligation, agreement, term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any such entity is a party or to which any such entity or any of its properties is subject.

       (xii) To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation against the Company, the Subsidiaries or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, before or brought by any court or governmental agency or body or board of arbitrators, that is required to be described in the Registration Statement or the Prospectus but is not described as required.

     (xiii) The descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference as required.

       (xiv) The Shares have been approved for listing on the Nasdaq Stock
             Market.

        (xv) The Registration Statement and any 462(b) Registration Statement have become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated under the 1933 Act. Other than financial statements and other financial and operating data and schedules contained therein, as to which counsel need express no opinion, the Registration Statement, any 462(b) Registration Statement, all Preliminary Prospectuses, the Prospectus and any amendment or supplement thereto, appear on their face to conform as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder.

        (xvi) The Company is not, or solely as a result of the consummation of the transactions contemplated hereby will not become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        (xvii) The descriptions in the Prospectus of statutes, regulations, legal or governmental proceedings are accurate and present fairly a summary of the information required to be shown under the 1933 Act and the 1933 Act Regulations.

               Such counsel also shall state that they have no reason to believe that the Registration Statement, any 462(b) Registration Statement or any further amendment thereto made prior to the Closing Time or the Date of Delivery, as the case may be, on its effective date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to the Closing Time or the Date of Delivery, as the case may be, as of its issue date and as of the Closing Time or the Date of Delivery, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any 462(b) Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

               In rendering the opinions set forth in Section 7(b), such counsel may rely on the following:

               (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

               (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company, provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel.

The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and their belief that you and they are justified in relying thereon.

          (c) At the Closing Time, you shall have received a favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Selling Stockholders, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the Underwriters in form and substance satisfactory to counsel for the Underwriters, to the effect that:

        (i) This Agreement has been duly executed and delivered by each of the Selling Stockholders, the sale of the Shares to be sold by the Selling Stockholders at such Closing Time and the performance of this Agreement and the consummation of the transactions herein contemplated, to such counsel's knowledge after due inquiry, will not conflict with or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Selling Stockholders is a party or to which any of their respective properties or assets is subject, nor, to such counsel's knowledge after due inquiry, will such action conflict with or violate any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over any of the Selling Stockholders or any of the Selling Stockholders' properties or assets.

        (ii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares being sold by the Selling Stockholders or the consummation of the transactions contemplated by this Agreement, except the registration of such Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

        (iii) Each of the Selling Stockholders has good and valid title to the Shares being sold by such Selling Stockholder hereunder, free and clear of all security interests, liens, encumbrances, equities or other claims, and, to such counsel's knowledge, shareholders' agreements or voting trusts; and, upon purchase of the Shares to be sold by the Selling Stockholders as provided in this Agreement, each of the Underwriters (assuming that it is a bona fide purchaser within the meaning of the Uniform Commercial Code of the State of Louisiana) will acquire good and marketable title to such Shares, free and clear of all security interests, liens, encumbrances, equities or other claims.

              In rendering the opinions set forth in Section 7(c), such counsel may rely on the following:

                 (1) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with the applicable laws, and

The opinion of counsel for the Selling Stockholders, shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

          (d) At the Closing Time, you shall have received a favorable opinion from Andrews & Kurth L.L.P., counsel for the Underwriters, dated as of the Closing Time, with respect to the incorporation of the Company, the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass on such matters.

          (e) At the Closing Time, (i) the Registration Statement, any 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations; the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

    (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of Company's knowledge, threatened against the Company that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the best knowledge of the Company, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, assets, results of operations or condition (financial or otherwise) of the Company, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied pursuant to this Agreement at or prior to the Closing Time, and (v) the representations and warranties of the Company set forth in
    Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate executed by the President and Chief Financial Officer of the Company dated as of the Closing Time, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act; and (B) they have reviewed the Registration Statement and the Prospectus and, when the Registration Statement and any 462(b) Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, any 462(b) Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus nor any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth.

          (f) You shall have received from KPMG Peat Marwick L.L.P. letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and the Closing Time and the Date of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in this subsection set forth any changes, decreases or increases in the items specified in paragraph (iii) of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Underwriters deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date of such letter.

          (g) At the Closing Time, you shall have received from KPMG Peat Marwick L.L.P. a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) above, except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

          (h) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 7(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

          (i) The NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

          (j) Subsequent to the date hereof, there shall not have occurred any of the following: (i) there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (ii) trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Stock Market, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (iii) there has been any downgrading in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act), or (iv) a banking moratorium has been declared by federal or New York or Louisiana authorities, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

          (k) Prior to the date of the execution of this Agreement, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company, addressed to the Representatives, in which each such person agrees not to offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, or announce any offer, pledge, sale, grant of any option to purchase or other disposition of, directly or indirectly, any shares of Common Stock beneficially owned by such person or any securities convertible into, exercisable for or exchangeable for shares of Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of Johnson Rice & Company L.L.C.; provided, however, that the foregoing restrictions shall not apply to any gift of Common Stock to a donee who agrees in writing for the benefit of the Underwriters to be bound by the foregoing restrictions with respect to such shares of Common Stock.

    If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 6. Notwithstanding any such termination, the provisions of Section 8 shall remain in effect.

    The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery for Option Shares of the conditions set forth in this Section 7, except that, if any Date of Delivery for Option Shares is other than the Closing Time, the certificates, opinions and letters referred to in paragraphs (b), (c) and (d) shall be revised to reflect the sale of Option Shares.

     Section  8.     Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), or (ii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein; and provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of an Underwriter (or any person controlling an Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Shares that are the subject thereof, if such person did not receive a copy of the Prospectus (or the Prospectus, as amended or supplemented) at or prior to the written confiirmation of the sale of the Shares to such person where such delivery of the Prospectus (or the Prospectus, as amended or supplemented) is required by the Securities Act and where the untrue statement or omissionof a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus, as amended or supplemented), unless the failure to deliver was a result of the Company's failure to deliver the Prospectus in accordance with
    Section 4(d) of this Agreement. The Company will also indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint and several, to which such Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Company contained herein. In addition to its other obligations under this Section 8(a), the Company agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred by the Underwriters in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations of the Company to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction; provided, however, that the obligation of the Company to make any such reimbursements shall be subject to receipt from the Underwriters of an undertaking to return any such reimbursements to the extent that is determined by a court of competent jurisdiction or an arbitrator appointed in accordance with Section 8(e) that such indemnification of the Underwriters by the Company is not permitted. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) published from time to time by The Wall Street Journal (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Company may otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

          The indemnity agreement in this Section 8(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter within the meaning of the 1933 Act to the same extent as such agreement applies to the Underwriters.

          (b) Each Selling Stockholder will indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, to which the Company or any Underwriter may become subject under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any breach of any warranty or covenant of such Selling Stockholder herein contained, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or (B) any Application, or (iii) arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, the Prospectus, or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each Underwriter for any legal or other expenses reasonably incurred by either the Company or such Underwriter, or both, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder shall not be liable in any such case to the Underwriters to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement, or the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein; and provided further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of an Underwriter (or any person controlling an Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Shares that are the subject thereof, if such person did not receive a copy of the Prospectus (or the Prospectus, as amended or supplemented) at or prior to the written confiirmation of the sale of the Shares to such person where such delivery of the Prospectus (or the Prospectus, as amended or supplemented) is required by the Securities Act and where the untrue statement or omissionof a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus, as amended or supplemented), unless the failure to deliver was a result of the Company's failure to deliver the Prospectus in accordance with Section 4(d) of this Agreement; and provided, further, however, that such Selling Stockholder shall be liable hereunder in any case only to the extent of the total net proceeds from the offering (before deducting expenses) received by such Selling Stockholder from the Underwriters for the Shares sold by such Selling Stockholder hereunder, unless any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any 462(b) Registration Statement or any amendment or supplement thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, in which case such limitation of the liability of such Selling Stockholder shall not apply. In addition to its other obligations under this Section 8(b), each Selling Stockholder agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(b), such Selling Stockholder will reimburse the Company and the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Stockholder's obligation to reimburse the Company or the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction; provided, however, that the obligation of such Selling Stockholder to make any such reimbursements shall be subject to receipt from the Company or the Underwriters, as the case may be, of an undertaking to return any such reimbursements to the extent that it is determined by a court of competent jurisdiction that such indemnification of the Company and the Underwriters by such Selling Stockholder is not permitted. Any such interim reimbursement payments that are not made to the Company or an Underwriter within 30 days of receipt of a request for reimbursement, and all appropriate supporting documentation, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Selling Stockholders may otherwise have. The Selling Stockholders will not, without the prior written consent of the Company and Johnson Rice & Company L.L.C., as representative of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not any of the Company or any Underwriter is a party to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Company and each Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

          The indemnity agreement in this Section 8(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each of the officers and directors of the Company and each Underwriter and each person, if any, who controls the Company and any

    Underwriter within the meaning of the 1933 Act to the same extent such indemnity agreement applies to the Company and the Underwriters.

          (c) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by such Underwriter herein contained or any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, any 462(b) Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholders for any legal or other expenses reasonably incurred by the Company or the Selling Stockholders in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to its other obligations under this Section 8(c), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(c), they will reimburse the Company and the Selling Stockholders on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company and the Selling Stockholders for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company and the Selling Stockholders within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Underwriters may otherwise have. No Underwriter will, without the prior written consent of the Company and the Selling Stockholders, settle or compromise or consent to the entry of judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which indemnification may be sought hereunder (whether or not the Company or the Selling Stockholders are parties to such action or claim), unless such settlement, compromise or consent includes an unconditional release of the Company and the Selling Stockholders from all liability arising out of such action or claim (or related cause of action or portion thereof).

          The indemnity agreement in this Section 8(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the 1933 Act to the same extent as such agreement applies to the Company.

          (d) Promptly after receipt by an indemnified party under subsection
    (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided for in subsection (a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this subsection (d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except that if the indemnified party has been advised by counsel in writing that there are one or more defenses available to the indemnified party which are different from or additional to those available to the indemnifying party, then the indemnified party shall have the right to employ separate counsel and in that event the reasonable fees and expenses of such separate counsel for the indemnified party shall be paid by the indemnifying party; provided, however, that if the indemnifying party is the Company or a Selling Stockholder, the indemnifying party shall only be obligated to pay the reasonable fees and expenses of a single law firm (and any reasonably necessary local counsel) employed by all of the indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 8(a), (b) and
    (c) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the National Association of Securities Dealers, Inc. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 8(a), (b) and (c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 8(a), (b) and (c).

          (f) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 8 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and the Selling Stockholders, and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible pro rata for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and
    (b) the Company and the Selling Stockholders are responsible for the balance, provided, however, that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that if the allocation provided above is not permitted by applicable law, the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, on the one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending such action or claim. Notwithstanding the provisions of this
    Section 8(f), (i) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate amount of net proceeds received by such Selling Stockholder from the sale of Shares by such Selling Stockholder and
    (ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Underwriters' obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint. For purposes of this
    Section 8(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company

     Section 9. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company, or its officers, and the Selling Stockholders set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Selling Stockholders or any Underwriter or controlling person, and with respect to an Underwriter, a Selling Stockholder or the Company will survive delivery of and payment for the Shares or termination of this Agreement.

     Section  10.     Effective Date of Agreement and Termination.

          (a) This Agreement shall become effective immediately as to Sections 6 and 8 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 9:30 a.m. New York, New York time on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement the Registration Statement has been declared effective, at 9:30 a.m. New York, New York time on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company and the Selling Stockholders or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release of publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 6 hereof and except that the provisions of
    Section 8 shall remain in effect.

          (b) You may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time (i) in accordance with the penultimate paragraph of Section 7 of this Agreement, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, management, properties, assets, results of operations or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business, or (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq Stock Market or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (v) if a banking moratorium has been declared by federal or New York or Louisiana authorities, or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or
    (vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

          (c) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6. Notwithstanding any such termination, the provisions of Section 8 shall remain in effect.

     Section 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Shares that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 36-hour period, then:

          (a) If the aggregate number of Firm Shares which are Defaulted Securities does not exceed 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters, and

          (b) If the aggregate number of Firm Shares which are Defaulted Securities exceeds 10% of the aggregate number of Firm Shares to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11.

     Section 12. Default by the Company. If the Company or any of the Selling Stockholders shall fail at the Closing Time to sell and deliver the aggregate number of Firm Shares that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 6 and except that the provisions of Section 8 shall remain in effect.

    No action taken pursuant to this Section shall relieve the Company or any of the Selling Stockholders from liability, if any, in respect to such default.

     Section 13. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Johnson Rice & Company L.L.C., 639 Loyola Avenue, Suite 2775, New Orleans, Louisiana 70113, Attention: Gregory
L. Miner (with a copy sent in the same manner to Andrews & Kurth L.L.P., 4200 Texas Commerce Tower, Houston, Texas 77002, Attention: Thomas P. Mason); notices to the Company shall be directed to it at 1503 Engineers Road, Belle Chasse, Louisiana 70037, Attention: Terence E. Hall (with a copy of each notice to the Company or to any Selling Stockholder sent in the same manner to Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170, Attention: William B. Masters); and notices to the Selling Stockholders shall be directed to them at their addresses specified for them on the signature pages hereof.

     Section 14. Parties. This Agreement is made solely for the benefit of and is binding upon the Underwriters, the Selling Stockholders and the Company and, to the extent provided in Section 8, any person controlling the Company, the Selling Stockholders or any of the Underwriters, the officers and directors of the Company, and their respective executors, administrators, successors and assigns. Subject to the provisions of Section 8, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

    All of the obligations of the Underwriters hereunder are several and not joint.

     Section 15. Governing Law and Time. This Agreement shall be governed by the laws of the State of Louisiana. Specified time of the day refers to United States Eastern Time. Time shall be of the essence of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, and upon the acceptance hereof by Johnson Rice & Company L.L.C., on behalf of each of the Underwriters, this instrument will become a binding agreement among the Company and the several Underwriters in accordance with its terms. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    SUPERIOR ENERGY SERVICES, INC.


                                    By:
                                       -----------------------------------
                                      Name: Terence E. Hall
                                      Title: President



                                      ------------------------------------
                                      Terence E. Hall
                                      [address]



                                      ------------------------------------
                                      Ernest J. Yancey, Jr.
                                      [address]

                                      -------------------------------------
                                      James E. Ravannack
                                      [address]



                                      -------------------------------------
                                      Richard J. Lazes
                                      [address]



                                      -------------------------------------
                                      Rufus L. Patin
                                      [address]



                                      -------------------------------------
                                      John C. Gordon
                                      [address]


The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above:

JOHNSON RICE & COMPANY L.L.C.
JEFFERIES & COMPANY, INC.
GAINES, BERLAND INC.

By: Johnson Rice & Company L.L.C.


By:
   ---------------------------------
   (Authorized Representative)

On behalf of each of the Underwriters

                                   SCHEDULE A

                                                        Number of
                                                        Firm Shares
                                                        to be Purchased
                                                        ---------------

Underwriter
-----------

Johnson Rice & Company L.L.C.
                                                         -------------
Jefferies & Company, Inc.
                                                         -------------
Gaines, Berland Inc.
                                                         -------------

      TOTAL                                                  6,000,000
                                                         =============

                                   SCHEDULE B


                                               Number of     Number of
Name of Selling                               Firm Shares  Option Shares
 Stockholders                                  To Be Sold    To Be Sold
---------------                               -----------  -------------
Terence E. Hall                                   618,902        800,648
James E. Ravannack                                419,708         28,154
Ernest J. Yancey, Jr.                             418,068         28,044
Richard J. Lazes                                  331,724         22,252
Rufus L. Patin                                    225,498         15,126
John C. Gordon                                     86,100          5,776
     Total                                      2,100,000        900,000
                                                =========        =======

                                   SCHEDULE C


Superior Well Service, Inc.

Oil Stop, Inc.

Baytron, Inc.

Superior Fishing and Rental, Inc.

Connection Technology, Ltd.

Dimensional Oil Field Services, Inc.

Nautilus Pipe & Tool Rental, Inc.

Superior Bearing & Machine Works, Inc.

F. & F. Wireline Service, Inc.

Tong Rentals and Supply Company, Inc.

Fastorq, Inc.

1209 Peters Road, Inc.

1105 Peters Road, Inc.

Sub-Surface Tools, Inc.

Stabil Drill Specialties, Inc.

                                                                         ANNEX I

          Pursuant to Section 7(f) of the Underwriting Agreement, KPMG Peat Marwick L.L.P. shall furnish letters to the Underwriters to the effect that:

          (i) They are independent public accountants with respect to the Company and its consolidated subsidiaries, with respect to Stabil Drill Specialties, Inc. and with respect to Sub-Surface Tools, Inc. within the meaning the 1933 Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the consolidated financial statements and schedules audited by them and included in the Prospectus, the Registration Statement and any 462(b) Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder;

          (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim unaudited consolidated financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus;

               (B) as of a specified date not more than 5 days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of options which were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company and its subsidiaries, or any decreases in net current assets or net assets or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (C) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (B) there were any decreases in net sales or operating income or the total or per share amounts of net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur which are described in such letter; and

          (iv) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          (v) On the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.

                                                                       EXHIBIT A



                               November ___, 1997



Johnson Rice & Company L.L.C.
Jefferies & Company, Inc.
Gaines, Berland Inc.
As Representatives of the
   Several Underwriters
c/o Johnson Rice & Company L.L.C.
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

Gentlemen:

     The undersigned understands that Superior Energy Services, Inc. (the "Company"), a Delaware corporation, has filed a Registration Statement on Form S-3 with the Securities and Exchange Commission in connection with a proposed underwritten public offering (the "Offering") of shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock").

     At the request of Johnson Rice & Company L.L.C., Jefferies & Company, Inc. and Gaines, Berland Inc., as representatives of the several underwriters (the "Representatives") participating in the Offering, and in consideration of the underwriters' participation in the Offering, the undersigned hereby does agree that the undersigned will not, without the prior written consent of Johnson Rice & Company L.L.C., directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of or announce any offer, pledge, sale, grant of any option to purchase or other disposition of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock owned by the undersigned for a period of 120 days from the date of the final prospectus relating to the Common Stock; provided, however, that the foregoing restrictions shall not apply to any gift of shares of Common Stock to a donee who agrees in writing for the benefit of the underwriters to be bound by the foregoing restrictions with respect to such shares of Common Stock.

                              Sincerely,